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                         VAN KAMPEN SERIES FUND, INC.,
                            ON BEHALF OF ITS SERIES,
                     VAN KAMPEN EUROPEAN VALUE EQUITY FUND

                        SUPPLEMENT DATED MARCH 30, 2004
                    TO THE PROSPECTUS DATED OCTOBER 31, 2003

    The Prospectus is hereby supplemented as follows:

    The Board of Trustees (the "Board") has continuously reviewed the investment policies and practices, performance, expenses and reduced net assets of the Van Kampen European Value Equity Fund (the "Fund"). In connection therewith, the Board considered various alternatives including a possible merger or liquidation of the Fund. After due consideration of a number of factors, including those listed above, the Board determined that it would be in the best interest of the shareholders to terminate and liquidate the Fund. On March 3, 2004, the Board approved a Plan of Liquidation for the Fund. As a result of the Board's actions, the Fund is suspending the continuous offering of its shares to new investors effective at the close of business April 15, 2004. Fund shareholders as of April 15, 2004 may continue to purchase shares of the Fund until June 1, 2004, and the Fund will be liquidated shortly thereafter. Dividends subject to automatic reinvestment in the Fund according to previous instructions of existing shareholders will continue to be reinvested in shares of the Fund.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                    EEQ SPT 3/04
                                                                     65105SPT-01